Exhibit 99.3
                                 ------------
                CSC Computational Materials dated March 9, 2005

                              ABS New Transaction

                            Computational Materials


                                $2,974,800,000
                                 (Approximate)

                                  CWABS, Inc.
                                   Depositor

                          ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-1




                        [OBJECT OMITTED]Countrywide/SM/
                                  HOME LOANS
                          Seller and Master Servicer


     [OBJECT OMITTED]Countrywide(R)                                                                      Computational Materials for
     ------------------------------                                             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------



The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information regarding the assets herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.


Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.


Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this sample pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. This sample pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.


Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.


Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.


Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                                                      Computational Materials for
     ------------------------------                                             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------




Preliminary Term Sheet                                                               Date: March [9], 2004
                                          $2,974,800,000 (Approximate)
                                 CWABS Asset-Backed Certificates, Series 2005-1

===============================================================================================================
                        Principal            WAL (Years)          Payment Window          Expected Ratings
    Class (1)           Amount(2)           Call/Mat (3)        (Mos) Call/Mat (3)        (S&P/Moody's) (4)
    ---------           ---------           ------------        ------------------        -----------------

AF-1(5)                  $198,467,000        1.00 / 1.00          1 - 23 / 1 - 23              AAA/Aaa
AF-2(5)                   $22,435,000        2.00 / 2.00         23 - 26 / 23 - 26             AAA/Aaa
AF-3(5)                  $130,575,000        3.00 / 3.00         26 - 52 / 26 - 52             AAA/Aaa
AF-4(5)                   $35,623,000        5.00 / 5.00         52 - 70 / 52 - 70             AAA/Aaa
AF-5(5)                   $69,500,000       6.28 / 10.73        70 - 76 / 70 - 252             AAA/Aaa
AF-6(5)                   $60,000,000        5.72 / 6.82        37 - 76 / 37 - 250             AAA/Aaa
MF-1(5)                   $16,800,000        5.43 / 7.22        39 - 76 / 39 - 204            [AA+/Aa1]
MF-2(5)                   $14,700,000        5.43 / 7.19        39 - 76 / 39 - 196            [AA/Aa2]
MF-3(5)                    $9,000,000        5.43 / 7.16        39 - 76 / 39 - 187            [AA-/Aa3]
MF-4(5)                    $9,000,000        5.43 / 7.12        39 - 76 / 39 - 180             [A+/A1]
MF-5(5)                    $7,500,000        5.43 / 7.08        39 - 76 / 39 - 172             [A/A2]
MF-6(5)                    $7,200,000        5.43 / 7.03        39 - 76 / 39 - 164             [A-/A3]
MF-7(5)                    $6,000,000        5.43 / 6.96        39 - 76 / 39 - 155           [BBB+/Baa1]
MF-8(5)                    $6,000,000        5.43 / 6.86        39 - 76 / 39 - 146           [BBB/Baa2]
BF(5)                      $6,000,000        5.43 / 6.69        39 - 76 / 39 - 134           [BBB-/Baa3]
1-AV-1(6)                $445,368,000        1.00 / 1.00          1 - 24 / 1 - 24              AAA/Aaa
1-AV-2(6)                $233,693,000        3.00 / 3.01         24 - 76 / 24 - 83             AAA/Aaa
1-AV-3(6)                 $23,594,000        6.32 / 9.08        76 - 76 / 83 - 152             AAA/Aaa
2-AV-1(7)                $557,704,000        1.95 / 2.05         1 - 76 / 1 - 152              AAA/Aaa
2-AV-2(7)                $139,425,000        1.95 / 2.05         1 - 76 / 1 - 152              AAA/Aaa
3-AV-1(8)                $283,740,000        1.00 / 1.00          1 - 24 / 1 - 24              AAA/Aaa
---------------------------------------------------------------------------------------------------------------
3-AV-2(8)                $161,774,000                           Not Offered Herein             AAA/Aaa
---------------------------------------------------------------------------------------------------------------
3-AV-3(8)                 $49,502,000        1.82 / 1.92         1 - 76 / 1 - 152              AAA/Aaa
MV-1(9)                  $121,200,000        4.34 / 4.60        43 - 76 / 43 - 130            [AA+/Aa1]
MV-2(9)                   $88,800,000        4.14 / 4.38        40 - 76 / 40 - 123            [AA/Aa2]
MV-3(9)                   $49,200,000        4.07 / 4.30        40 - 76 / 40 - 116            [AA-/Aa3]
MV-4(9)                   $48,000,000        4.03 / 4.25        39 - 76 / 39 - 112             [A+/A1]
MV-5(9)                   $42,000,000        4.02 / 4.21        38 - 76 / 38 - 107             [A/A2]
MV-6(9)                   $39,600,000        3.99 / 4.16        38 - 76 / 38 - 101             [A-/A3]
MV-7(9)                   $37,200,000        3.99 / 4.12         38 - 76 / 38 - 95           [BBB+/Baa1]
MV-8(9)                   $31,200,000        3.97 / 4.05         37 - 76 / 37 - 88           [BBB/Baa2]
MV-9(9)                   $24,000,000        3.95 / 3.97         37 - 76 / 37 - 81           [BBB-/Baa3]
---------------------------------------------------------------------------------------------------------------
BV(9)                     $24,000,000                            Privately Placed             [BB+/Ba1]
---------------------------------------------------------------------------------------------------------------
     Total:        $2,974,800,000(10)
---------------------------------------------------------------------------------------------------------------


===================================================================================================
                        Principal            Last Scheduled                 Certificate
    Class (1)           Amount(2)          Distribution Date                   Type
    ---------           ---------          -----------------                   ----

AF-1(5)                  $198,467,000           Aug 2023          Floating Rate Senior Sequential
AF-2(5)                   $22,435,000           Nov 2024           Fixed Rate Senior Sequential
AF-3(5)                  $130,575,000           Sep 2031           Fixed Rate Senior Sequential
AF-4(5)                   $35,623,000           Feb 2033           Fixed Rate Senior Sequential
AF-5(5)                   $69,500,000           Jul 2035           Fixed Rate Senior Sequential
AF-6(5)                   $60,000,000           Jun 2035             Fixed Rate Senior Lockout
MF-1(5)                   $16,800,000           Jun 2035               Fixed Rate Mezzanine
MF-2(5)                   $14,700,000           May 2035               Fixed Rate Mezzanine
MF-3(5)                    $9,000,000           May 2035               Fixed Rate Mezzanine
MF-4(5)                    $9,000,000           Apr 2035               Fixed Rate Mezzanine
MF-5(5)                    $7,500,000           Mar 2035               Fixed Rate Mezzanine
MF-6(5)                    $7,200,000           Feb 2035               Fixed Rate Mezzanine
MF-7(5)                    $6,000,000           Jan 2035               Fixed Rate Mezzanine
MF-8(5)                    $6,000,000           Nov 2034               Fixed Rate Mezzanine
BF(5)                      $6,000,000           Aug 2034              Fixed Rate Subordinate
1-AV-1(6)                $445,368,000           Jan 2029               Floating Rate Senior
1-AV-2(6)                $233,693,000           Feb 2035               Floating Rate Senior
1-AV-3(6)                 $23,594,000           Jul 2035               Floating Rate Senior
2-AV-1(7)                $557,704,000           Jul 2035            Floating Rate Super Senior
2-AV-2(7)                $139,425,000           Jul 2035           Floating Rate Senior Support
3-AV-1(8)                $283,740,000           Jun 2028            Floating Rate Super Senior
---------------------------------------------------------------------------------------------------
3-AV-2(8)                $161,774,000      Not Offered Herein       Floating Rate Super Senior
---------------------------------------------------------------------------------------------------
3-AV-3(8)                 $49,502,000           Jul 2035           Floating Rate Senior Support
MV-1(9)                  $121,200,000           Jul 2035              Floating Rate Mezzanine
MV-2(9)                   $88,800,000           Jun 2035              Floating Rate Mezzanine
MV-3(9)                   $49,200,000           Jun 2035              Floating Rate Mezzanine
MV-4(9)                   $48,000,000           Jun 2035              Floating Rate Mezzanine
MV-5(9)                   $42,000,000           May 2035              Floating Rate Mezzanine
MV-6(9)                   $39,600,000           May 2035              Floating Rate Mezzanine
MV-7(9)                   $37,200,000           Apr 2035              Floating Rate Mezzanine
MV-8(9)                   $31,200,000           Mar 2035              Floating Rate Mezzanine
MV-9(9)                   $24,000,000           Jan 2035              Floating Rate Mezzanine
---------------------------------------------------------------------------------------------------
BV(9)                     $24,000,000       Privately Placed         Floating Rate Subordinate
---------------------------------------------------------------------------------------------------
     Total:        $2,974,800,000(10)
---------------------------------------------------------------------------------------------------


(1) The margins on the Class 1-AV-1, Class 1-AV-2, Class 1-AV-3, Class 2-AV-1, Class 2-AV-2, Class 3-AV-1, Class 3-AV-2 and Class 3-AV-3 Certificates double and the margins on the Floating Rate Subordinate Certificates are equal to 1.5x the related original margin after the Clean-up Call date. The fixed rate coupon on the Class AF-5 Certificates increases by 0.50% after the Clean-up Call date.
(2) The principal balance of each Class of Certificates is subject to a 10% variance.
(3)  See "Pricing Prepayment Speed" below.
(4) Rating Agency Contacts: [David Glehan, Standard & Poors, 212.438.7324]; Rachel Peng, Moody's Ratings, (212) 553-3831.
(5) The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates (collectively, the "Class AF Certificates") and the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8 and Class BF Certificates (collectively the "Fixed Rate Subordinate Certificates") are backed primarily by the cashflows from the Group 1 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group(s).
(6) The Class 1-AV-1, Class 1-AV-2 and Class 1-AV-3 Certificates (collectively the "Class 1-AV Certificates") are backed primarily by the cashflows from the Group 2 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group(s).


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                                                      Computational Materials for
     ------------------------------                                             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------



(7) The Class 2-AV-1 and Class 2-AV-2 Certificates (collectively the "Class 2-AV Certificates") are backed primarily by the cashflows from the Group 3 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group(s).
(8) The Class 3-AV-1, Class 3-AV-2 and Class 3-AV-3 Certificates (collectively the "Class 3-AV Certificates") are backed primarily by the cashflows from the Group 4 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group(s).
(9) The Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8, Class MV-9 and Class BV Certificates (collectively, the "Floating Rate Subordinate Certificates" and, together with the Fixed Rate Subordinate Certificates, the "Subordinate Certificates") are backed by the cashflows from the Group 2, Group 3 and Group 4 Mortgage Loans.
(10) The "Total" principal balance of the Certificates excludes the principal balance of the Class BV Certificates.



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                                                      Computational Materials for
     ------------------------------                                             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------




Trust:                           Asset-Backed Certificates, Series 2005-01.

Depositor:                       CWABS, Inc.

Seller:                          Countrywide Home Loans, Inc. ("Countrywide").

Master Servicer:                 Countrywide Home Loans Servicing LP.

Underwriters:                    Countrywide Securities Corporation (Lead Manager), Greenwich Capital Markets, Inc.
                                 (Co- Manager) and Bear Stearns & Co. Inc. (Co-Manager).

Trustee:                         The Bank of New York, a New York banking corporation.

Fixed Rate Certificates:         The "Fixed Rate Certificates" consist of the Class AF Certificates (other than the
                                 Class AF-1 Certificates) and the Fixed Rate Subordinate Certificates.

Floating Rate Certificates:      The "Floating Rate Certificates" consist of the Class AF-1, Class 1-AV, Class 2-AV and Class 3-AV Certificates and the Floating Rate Subordinate Certificates.

Senior Certificates:             Together, the Class 1-AV Certificates, Class 2-AV Certificates and Class 3-AV
                                 Certificates (the "Class AV Certificates") and the Class AF Certificates are
                                 referred to herein as the "Senior Certificates."

Offered Certificates:            The Senior Certificates and the Subordinate Certificates (other than the Class
                                 3-AV-2 and Class BV Certificates) are together referred to herein as the "Offered
                                 Certificates" and are expected to be offered as described in the final prospectus supplement.

Non-Offered Certificates:        The "Non-Offered Certificates" consist of the Class BV, Class CF, Class PF, Class
                                 CV, Class PV and Class A-R Certificates.

                                 The Offered Certificates and Non-Offered Certificates are together referred to herein as the "Certificates."

Federal Tax Status:              It is anticipated that the Certificates (other than the Class A-R Certificates)
                                 will represent ownership of REMIC regular interests for tax purposes.

Registration:                    The Offered Certificates will be available in book-entry form through DTC,
                                 Clearstream and the Euroclear System.

Statistical Pool
Calculation Date:                March [1], 2005.

Cut-off Date:                    As to any Mortgage Loan, the later of March 1, 2005 and the origination date of such Mortgage Loan.

Expected Pricing Date:           March [10], 2005.

Expected Closing Date:           March [30], 2005.

Expected Settlement Date:        March [30], 2005.

Distribution Date:               The 25th day of each month (or, if not a business day, the next succeeding business day), commencing in April 2005.



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                                                      Computational Materials for
     ------------------------------                                             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------





Accrued Interest:                The price to be paid by investors for the Floating Rate Certificates will not include accrued interest (i.e., settling flat). The price to be paid by investors for the Fixed Rate Certificates will include accrued interest from March 1, 2005 up to, but not including, the Settlement Date.
Interest Accrual Period:         The "Interest Accrual Period" for each Distribution Date with respect to the
                                 Floating Rate Certificates will be the period beginning with the previous
                                 Distribution Date (or, in the case of the first Distribution Date, the Closing
                                 Date) and ending on the day prior to such Distribution Date (on an actual/360 day basis). The "Interest Accrual Period" for each Distribution Date with respect to the Fixed Rate Certificates will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 day basis).

ERISA Eligibility:               The Offered Certificates are expected to be eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of
                                 ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, subject to certain considerations.

SMMEA Eligibility:               The Senior Certificates, Class [MF-1, Class MF-2, Class MF-3, Class MV-1, Class
                                 MV-2 and the Class MV-3] Certificates will constitute "mortgage related securities"
                                 for the purposes of SMMEA. The remaining Certificates will not constitute "mortgage related securities" for purposes of SMMEA

Optional Termination:            The "Clean-up Call" may be exercised once the aggregate principal balance of the
                                 Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Closing Date Pool as of the Cut-off Date.

Pricing Prepayment Speed:        The Senior Certificates and the Subordinate Certificates will be priced based on the following collateral prepayment assumptions:

                                 -------------------------------------------------------------------------------------
                                 Fixed Rate Mortgage Loans (Group 1)
                                 -------------------------------------------------------------------------------------
                                 100% PPC assumes 20% HEP (i.e., prepayments start at 2.0% CPR in month one, and increase by 2.0% CPR each month to 20% CPR in month ten, and remain at 20% CPR thereafter).
                                 -------------------------------------------------------------------------------------

                                 -------------------------------------------------------------------------------------
                                 Adjustable Rate 2/28 Mortgage Loans (Group 2, Group 3 and Group 4) *
                                 -------------------------------------------------------------------------------------
                                 100% PPC, which assumes 6% CPR in month 1, an additional 1/11th of 26% CPR for each month thereafter, building to 32% CPR in month 12 and remaining constant at 32% CPR until month 24, increasing to and remaining constant at 60% CPR from month 25 until month 28, decreasing 1/12th of 28% CPR for each month thereafter, decreasing to 32%
                                 CPR in Month 40 and remaining constant at 32% CPR from month 41 and thereafter;
                                 provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.
                                 -------------------------------------------------------------------------------------

                                 -------------------------------------------------------------------------------------
                                 Adjustable Rate 3/27 Mortgage Loans (Group 2, Group 3 and Group 4) *
                                 -------------------------------------------------------------------------------------
                                 100% PPC, which assumes 6% CPR in month 1, an additional 1/11th of 26% CPR for each month thereafter, building to 32% CPR in month 12 and remaining constant at 32% CPR until month 36, increasing to and remaining constant at 60% CPR from month 37 until month 40, decreasing 1/12th of 28%CPR for each month thereafter, decreasing to 32%
                                 CPR in Month 52 and remaining constant at 32% CPR from month 53 and thereafter;
                                 provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.
                                 -------------------------------------------------------------------------------------

                                 *    Any adjustable rate or hybrid mortgage loans with original months to reset terms (i) less than or equal to 30 months as of the Cut-off Date are treated as 2/28 mortgage loans and (ii) greater than 30 months as of the Cut-off Date are treated as 3/27 mortgage loans.

Mortgage Loans:                  The collateral tables included in these Computational Materials as Appendix A represent a statistical pool of Mortgage Loans with scheduled balances as of the
                                 Statistical Pool Calculation Date (the "Statistical Pool"). It is expected that (a)
                                 additional mortgage loans will be included in the Trust on the Closing Date and (b)
                                 certain Mortgage Loans may be prepaid or otherwise deleted from the pool of
                                 Mortgage Loans delivered to the Trust on the Closing Date (the "Closing Date
                                 Pool"). The characteristics of the Closing Date Pool will vary from the characteristics of the Statistical Pool



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                                                      Computational Materials for
     ------------------------------                                             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------




                                 described herein, although any such difference is not expected to be material. See the attached collateral descriptions for additional information.

                                 As of the Statistical Pool Calculation Date, the aggregate principal balance of the
                                 Mortgage Loans was approximately $1,980,000,029 (the "Mortgage Loans") of which:
                                 (i) approximately $396,524,171 were fixed rate Mortgage Loans made to borrowers with credit-blemished histories (the "Group 1 Mortgage Loans" or "Fixed Rate
                                 Mortgage Loans"), (ii) approximately $584,587,493 were adjustable rate conforming and nonconforming balance Mortgage Loans made to borrowers with credit-blemished histories (the "Group 2 Mortgage Loans"), (iii) approximately $583,836,418 were adjustable rate conforming balance Mortgage Loans made to borrowers with credit-blemished histories (the "Group 3 Mortgage Loans") and (iv) approximately
                                 $415,051,948 were adjustable rate conforming balance Mortgage Loans made to borrowers with credit-blemished histories (the "Group 4 Mortgage Loans") and, together with the Group 2 and Group 3 Mortgage Loans, the "Adjustable Rate Mortgage
                                 Loans").



Pass-Through Rate:               The Pass-Through Rate for each class of Floating Rate Certificates will be equal to the lesser of (a) one-month LIBOR plus the margin for such class, and (b) the related Net Rate Cap.

                                 The Pass-Through Rate on each class of Fixed Rate Certificates will be equal to the lesser of (a) the fixed rate for such class and (b) the related Net Rate Cap.

Adjusted Net
Mortgage Rate:                   The "Adjusted Net Mortgage Rate" for each Mortgage Loan is equal to the gross mortgage rate of the Mortgage Loan less the sum of (a) the servicing fee rate and
                                 (b) the trustee fee rate (such sum, the "Expense Fee Rate").

Net Rate Cap:                    The "Net Rate Cap" is generally equal to the following (subject to certain exceptions described in the prospectus supplement):

                                 --------------------------------------------------------------------------------------------
                                 Class
                                 --------------------------------------------------------------------------------------------
                                 AF and Fixed          The weighted average Adjusted Net Mortgage Rate of the Group 1
                                 Rate Subordinate      Mortgage Loans (adjusted, in the case of the Class AF-1 Certificates, to an effective rate reflecting the accrual of interest on an actual/360 basis).
                                 --------------------------------------------------------------------------------------------
                                 1-AV                  The weighted average Adjusted Net Mortgage Rate of the Group
                                                       2 Mortgage Loans (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                                 --------------------------------------------------------------------------------------------
                                 2-AV                  The weighted average Adjusted Net Mortgage Rate of the Group
                                                       3 Mortgage Loans (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                                 --------------------------------------------------------------------------------------------
                                 3-AV                  The weighted average Adjusted Net Mortgage Rate of the Group
                                                       4 Mortgage Loans (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).

                                 --------------------------------------------------------------------------------------------
                                 Floating Rate         The weighted average of the Adjusted Net Mortgage Rate of the Group
                                 Subordinate           2 Mortgage Loans, Group 3 Mortgage Loans and Group 4 Mortgage Loans,
                                                       weighted on the basis of the excess of the principal balance of the related Mortgage Loans over the principal balance of the related Senior Certificates (adjusted to an effective
                                                       rate reflecting the accrual of interest on an actual/360
                                                       basis).
                                 --------------------------------------------------------------------------------------------

Net Rate Carryover:              For any class of Senior Certificates and Subordinate Certificates and any
                                 Distribution Date, the "Net Rate Carryover" will equal the sum of (a) the excess of
                                 (i) the amount of interest that would have



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                                                      Computational Materials for
     ------------------------------                                             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------




                                 accrued thereon if the applicable Pass-Through Rate had not been limited by the applicable Net Rate Cap over (ii) the amount of interest accrued based on the applicable Net Rate Cap, and (b) the aggregate of any unpaid Net Rate Carryover from previous Distribution Dates together with accrued interest thereon at the related Pass-Through Rate (without giving effect to the applicable Net Rate Cap).
                                 Net Rate Carryover will be paid to the extent available from proceeds received on the applicable Corridor Contract and Excess Cashflow remaining from the related loan groups, as described under the headings "Fixed Rate Certificates Priority of
                                 Distributions" and "Floating Rate Certificates Priority of Distributions" below.

Corridor Contracts:              The Trust will include payment from five Corridor Contracts for the benefit of the
                                 Class AF-1, Class 1-AV, Class 2-AV, Class 3-AV and Floating Rate Subordinate
                                 Certificates (the "Class AF-1 Corridor Contract," "Class 1-AV Corridor Contract,"
                                 "Class 2-AV Corridor Contract," "Class 3-AV Corridor Contract," and "Floating Rate
                                 Subordinate Corridor Contract," respectively, and, collectively, the "Corridor
                                 Contracts"). Payments to the Trust from each Corridor Contract will be calculated based on the lesser of the notional amount of the related Corridor Contract and the principal balance of the related class(es) of Certificates. After the Closing Date, the notional amount of the Corridor Contracts will each amortize down pursuant to the related amortization schedule (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the related
                                 Certificates. With respect to each Distribution Date, payments received on (a) the
                                 Class AF-1 Corridor Contract will be available to pay the holders of the Class AF-1
                                 Certificates the related Net Rate Carryover, (b) the Class 1-AV Corridor Contract
                                 will be available to pay the holders of the Class 1-AV Certificates the related Net
                                 Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover, (c) the Class 2-AV
                                 Corridor Contract will be available to pay the holders of the Class 2-AV
                                 Certificates the related Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate
                                 Carryover, (d) the Class 3-AV Corridor Contract will be available to pay the holders of the Class 3-AV Certificates the related Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover, and (e) the Floating Rate Subordinate Corridor
                                 Contract will be available to pay the holders of the Floating Rate Subordinate
                                 Certificates the related Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate
                                 Carryover. Any amounts received on the Corridor Contracts on a Distribution Date that are not used to pay any Net Rate Carryover on the related Certificates on such
                                 Distribution Date will be distributed to the holder of the related Class of Class C
                                 Certificate(s) and will not be available for payments of any Net Rate Carryover on any class of Certificates on future Distribution Dates.

Credit Enhancement:              The Trust will include the following credit enhancement mechanisms, each of which is intended to provide credit support for some or all of the Senior Certificates and the Subordinate Certificates, as the case may be:

                                      1)    Subordination
                                      2)    Overcollateralization
                                      3)    Excess Cashflow

                                 ------------------------------------------------------------------------------------------------
                                                                                   Initial Target        Target Subordination
                                       Class               S&P/ Moody's            Subordination             at Stepdown
                                 ------------------------------------------------------------------------------------------------
                                 AF                          AAA/Aaa                   16.15%                   32.30%
                                 ------------------------------------------------------------------------------------------------
                                 MF-1                       [AA+/Aa1]                  13.35%                   26.70%
                                 ------------------------------------------------------------------------------------------------
                                 MF-2                        [AA/Aa2]                  10.90%                   21.80%
                                 ------------------------------------------------------------------------------------------------
                                 MF-3                       [AA-/Aa3]                   9.40%                   18.80%
                                 ------------------------------------------------------------------------------------------------
                                 MF-4                        [A+/A1]                    7.90%                   15.80%
                                 ------------------------------------------------------------------------------------------------
                                 MF-5                         [A/A2]                    6.65%                   13.30%
                                 ------------------------------------------------------------------------------------------------
                                 MF-6                        [A-/A3]                    5.45%                   10.90%
                                 ------------------------------------------------------------------------------------------------
                                 MF-7                      [BBB+/Baa1]                  4.45%                    8.90%
                                 ------------------------------------------------------------------------------------------------
                                 MF-8                       [BBB/Baa2]                  3.45%                    6.90%
                                 ------------------------------------------------------------------------------------------------
                                 BF                        [BBB-/Baa3]                  2.45%                    4.90%
                                 ------------------------------------------------------------------------------------------------
                                 1-AV / 2-AV / 3-AV          AAA/Aaa                   23.60%                   47.20%
                                 ------------------------------------------------------------------------------------------------
                                 MV-1                       [AA+/Aa1]                  18.55%                   37.10%
                                 ------------------------------------------------------------------------------------------------
                                 MV-2                        [AA/Aa2]                  14.85%                   29.70%
                                 ------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                                                      Computational Materials for
     ------------------------------                                             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------





                                 ------------------------------------------------------------------------------------------------
                                 MV-3                       [AA-/Aa3]                  12.80%                   25.60%
                                 ------------------------------------------------------------------------------------------------
                                 MV-4                        [A+/A1]                   10.80%                   21.60%
                                 ------------------------------------------------------------------------------------------------
                                 MV-5                         [A/A2]                    9.05%                   18.10%
                                 ------------------------------------------------------------------------------------------------
                                 MV-6                        [A-/A3]                    7.40%                   14.80%
                                 ------------------------------------------------------------------------------------------------
                                 MV-7                      [BBB+/Baa1]                  5.85%                   11.70%
                                 ------------------------------------------------------------------------------------------------
                                 MV-8                       [BBB/Baa2]                  4.55%                    9.10%
                                 ------------------------------------------------------------------------------------------------
                                 MV-9                      [BBB-/Baa3]                  3.55%                    7.10%
                                 ------------------------------------------------------------------------------------------------
                                 BV                         [BB+/Ba1]                   2.55%                    5.10%
                                 ------------------------------------------------------------------------------------------------

Subordination:                   The Fixed Rate Subordinate Certificates will be subordinate to, and provide credit support for, the Class AF Certificates. The Floating Rate Subordinate Certificates
                                 will be subordinate to, and provide credit support for, the Class AV Certificates.
                                 Among the Subordinate Certificates in a certificate group, Certificates with a higher class designation will be subordinate to, and provide credit support for, those Subordinate Certificates in that certificate group with a lower class designation. The Class 2-AV-2 Certificates will provide additional credit support to the Class 2-AV-1 Certificates. The Class 3-AV-3 Certificates will provide additional credit support to the Class 3-AV-1 and Class 3-AV-2 Certificates.

Fixed Rate
Overcollateralization Target:    Prior to the Fixed Rate Stepdown Date, the initial Overcollateralization Target for the Fixed Rate Mortgage Loans will be equal to 2.45% of the aggregate principle balance of the Fixed Rate Mortgage Loans as of the Cut-off Date (the "Initial Fixed
                                 Rate O/C Target"). The initial amount of fixed rate overcollateralization will be
                                 0.20%.

                                 On or after the Fixed Rate Stepdown Date, the Fixed Rate Overcollateralization
                                 Target will be equal to 4.90% of the principal balance of the Fixed Rate Mortgage
                                 Loans for the related Distribution Date, subject to a floor (the "Fixed Rate O/C
                                 Floor") of 0.50% of the aggregate principal balance of the Fixed Rate Mortgage
                                 Loans as of the Cut-off Date.

                                 However, if a Fixed Rate Trigger Event (as described below) is in effect on the related Distribution Date, the Fixed Rate Overcollateralization Target will be equal to the Fixed Rate Overcollateralization Target on the prior Distribution
                                 Date.

Adjustable Rate
Overcollateralization Target:    Prior to the Adjustable Rate Stepdown Date, the initial Overcollateralization
                                 Target for the Adjustable Rate Mortgage Loans will be equal to 2.55% of the aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Cut-off
                                 Date (the "Initial Adjustable Rate O/C Target"). The initial amount of adjustable rate overcollateralization will be 0.00%.

                                 On or after the Adjustable Rate Stepdown Date, the Adjustable Rate
                                 Overcollateralization Target will be equal to 5.10% of the aggregate principal balance of the Adjustable Rate Mortgage Loans for the related Distribution Date, subject to a floor (the "Adjustable Rate O/C Floor") of 0.50% of the aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date.

                                 However, if an Adjustable Rate Trigger Event (as described below) is in effect on the related Distribution Date, the Adjustable Rate Overcollateralization Target
                                 will be equal to the Adjustable Rate Overcollateralization Target on the prior
                                 Distribution Date.

Fixed Rate Trigger Event:        Either a Fixed Rate Delinquency Trigger Event or a Fixed Rate Cumulative Loss
                                 Trigger Event.

Adjustable Rate Trigger
Event:                           Either an Adjustable Rate Delinquency Trigger Event or an Adjustable Rate
                                 Cumulative Loss Trigger Event.

Fixed Rate
Delinquency Trigger Event:       With respect to the Class AF and Fixed Rate Subordinate Certificates, a "Fixed Rate
                                 Delinquency Trigger Event" will be in effect for any Distribution Date on or after the Fixed Rate Stepdown Date if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure,



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                                                      Computational Materials for
     ------------------------------                                             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------





                                 and REO) for the outstanding Fixed Rate Mortgage Loans equals or exceeds 50% times the Fixed Rate Senior Enhancement Percentage.

                                 As used above, the "Fixed Rate Senior Enhancement Percentage" with respect to any
                                 Distribution Date on or after the Fixed Rate Stepdown Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i)
                                 the aggregate principal balance of the Fixed Rate Mortgage Loans for the preceding
                                 Distribution Date, over (ii) the sum of the certificate principal balances of the
                                 Class AF Certificates, or, if the Class AF Certificates have been reduced to zero, the certificate principal balance of the most senior class of Fixed Rate
                                 Subordinate Certificates outstanding, as of the immediately preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate principal balance of the Fixed Rate Mortgage Loans for the preceding Distribution
                                 Date.

Fixed Rate Cumulative
Loss Trigger Event:              With respect to the Class AF and Fixed Rate Subordinate Certificates, a "Fixed Rate
                                 Cumulative Loss Trigger Event" will be in effect for any Distribution Date on or after the Fixed Rate Stepdown Date if the aggregate amount of realized losses on the Fixed Rate Mortgage Loans exceeds the applicable percentage of the aggregate principal balance of the Fixed Rate Mortgage Loans as of the Cut-off Date, as set
                                 forth below:

                                 Period (month)        Percentage
                                 --------------        ----------
                                 37 - 48               [1.50%] with respect to April 2008, plus an additional
                                                       1/12th of 0.75% for each month thereafter
                                 49 - 60               [2.25%] with respect to April 2009, plus an additional
                                                       1/12th of 0.75% for each month thereafter
                                 61 - 72               [3.00%] with respect to April 2010, plus an additional
                                                       1/12th of 0.50% for each month thereafter
                                 73+                   [3.50%]


Adjustable Rate
Delinquency Trigger Event:       With respect to the Floating Rate Certificates (other than the Class AF-1
                                 Certificates), an "Adjustable Rate Delinquency Trigger Event will be in effect for any Distribution Date on and after the Adjustable Rate Stepdown Date if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding Adjustable Rate Mortgage Loans equals or exceeds 40% times the Adjustable Rate Senior Enhancement Percentage.

                                 As used above, the "Adjustable Rate Senior Enhancement Percentage" with respect to any Distribution Date on or after the Adjustable Rate Stepdown Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the aggregate principal balance of the Adjustable Rate Mortgage Loans for the preceding Distribution Date, over (ii) the sum of the certificate principal balances of the Class AV Certificates, or, if the Class AV Certificates have been reduced to zero, the certificate principal balance of the most senior class of
                                 Floating Rate Subordinate Certificates outstanding, as of the immediately preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate principal balance of the Adjustable Rate Mortgage Loans for the preceding
                                 Distribution Date.

Adjustable Rate Cumulative
 Loss Trigger Event:             With respect to the Floating Rate Certificates (other than the Class AF-1
                                 Certificates), an "Adjustable Rate Cumulative Loss Trigger Event" will be in effect for any Distribution Date on and after the Adjustable Rate Stepdown Date if the aggregate amount of realized losses on the Adjustable Rate Mortgage Loans exceeds the applicable percentage of the aggregate principal balance of the Adjustable Rate
                                 Mortgage Loans as of the Cut-off Date, as set forth below:



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                                                      Computational Materials for
     ------------------------------                                             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------






                                 Period (month)        Percentage
                                 --------------        ----------
                                 37 - 48               [3.25%] with respect to April 2008, plus an additional
                                                       1/12th of 1.75% for each month thereafter
                                 49 - 60               [5.00%] with respect to April 2009, plus an additional
                                                       1/12th of 1.50% for each month thereafter
                                 61 - 72               [6.50%] with respect to April 2010, plus an additional
                                                       1/12th of 0.50% for each month thereafter
                                 73+                   [7.00%]

Group 3 Sequential
Trigger Event:                   A Group 3 Sequential Trigger Event will be in effect for any Distribution Date (a)
                                 before the 37th Distribution Date if the aggregate amount of realized losses on the
                                 Group 3 Mortgage Loans divided by the aggregate principal balance of the Group 3
                                 Mortgage Loans as of the Cut-off Date exceeds [3.25%], or (b) on or after the 37th
                                 Payment Date if an Adjustable Rate Trigger Event is in effect.

Group 4 Sequential
Trigger Event:                   A Group 4 Sequential Trigger Event will be in effect for any Distribution Date (a)
                                 before the 37th Distribution Date if the aggregate amount of realized losses on the
                                 Group 4 Mortgage Loans divided by the aggregate principal balance of the Group 4
                                 Mortgage Loans as of the Cut-off Date exceeds [3.25%], or (b) on or after the 37th
                                 Payment Date if an Adjustable Rate Trigger Event is in effect.

Fixed Rate Stepdown Date:        The earlier to occur of:
                                      (i)   the Distribution Date on which the aggregate certificate principal balance of the Class AF Certificates is reduced to zero; and
                                      (ii)  the later to occur of:
                                                  a.   the Distribution Date in April 2008
                                                  b.   the first Distribution Date on which the aggregate
                                                       certificate principal balance of the Class AF Certificates is less than or equal to 67.70% of the principal balance of the
                                                       Fixed Rate Mortgage Loans for such Distribution Date.

Adjustable Rate
Stepdown Date:                   The earlier to occur of:
                                      (i)   the Distribution Date on which the aggregate certificate principal balance of the AV Certificates is reduced to zero; and
                                      (ii)  the later to occur of:
                                                  a.   the Distribution Date in April 2008
                                                  b.   the first Distribution Date on which the aggregate
                                                       certificate principal balance of the Class AV Certificates is less than or equal to 52.80% of the principal balance of the
                                                       Adjustable Rate Mortgage Loans for such Distribution Date.

Allocation of Losses:            Any realized losses on the Mortgage Loans not covered by Excess Interest or the O/C related to such Mortgage Loans will be allocated to each class of the Subordinate
                                 Certificates in the related certificate group in reverse order of their payment priority: (i) in the case of the Fixed Rate Mortgage Loans, first to the Class BF
                                 Certificates, then to the Class MF-8 Certificates, then to the Class MF-7
                                 Certificates, then to the Class MF-6 Certificates, then to the Class MF-5
                                 Certificates, then to the Class MF-4 Certificates, then to the Class MF-3
                                 Certificates, then to the Class MF-2 Certificates and last to the Class MF-1
                                 Certificates and (ii) in the case of the Adjustable Rate Mortgage Loans, first to the Class BV Certificates, then to the Class MV-9 Certificates , then to the Class
                                 MV-8 Certificates, then to the Class MV-7 Certificates, then to the Class MV-6
                                 Certificates, then to the Class MV-5 Certificates, then to the Class MV-4
                                 Certificates, then to the Class MV-3 Certificates, then to the Class MV-2
                                 Certificates and last to the Class MV-1 Certificates; in each case, until the respective certificate principal balance of each such class of Subordinate
                                 Certificates has been reduced to zero. Any additional realized losses on the Group
                                 3 Mortgage Loans will be allocated to the Class 2-AV-2 Certificates until the certificate principal balance of that class is reduced to zero. Any additional realized losses on the Group 4 Mortgage



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                                                      Computational Materials for
     ------------------------------                                             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------





                                 Loans will be allocated to the Class 3-AV-3 Certificates until the certificate principal balance of that class is reduced to zero.

Fixed Rate Certificates
Priority of Distributions:       Available funds from the Group 1 Mortgage Loans will be distributed in the following order of priority:

                                 1)   Interest funds, sequentially, as follows: (a) from interest collections related to the Group 1 Mortgage Loans, concurrently to each class of Class AF
                                      Certificates, current and unpaid interest, then (b) from remaining interest collections related to the Group 1 Mortgage Loans, current interest, sequentially, to the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class
                                      MF-5, Class MF-6, Class MF-7, Class MF-8 and Class BF Certificates;
                                 2)   Principal funds, sequentially, as follows: (a) to the Class AF Certificates
                                      (as described under "Fixed Rate Principle Paydown" and "Class AF Principal
                                      Distributions"), then (b) from principal collections remaining after payment of (a), above, sequentially, to the Class MF-1, Class MF-2, Class MF-3, Class
                                      MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8 and Class BF
                                      Certificates, each as described under "Fixed Rate Principal Paydown" below;
                                 3)   Any Fixed Rate Excess Cashflow, to the Class AF and Fixed Rate Subordinate
                                      Certificates to build or restore Fixed Rate O/C as described under "Fixed Rate
                                      Overcollateralization Target" and "Fixed Rate Principal Paydown,"
                                      respectively;
                                 4)   Any remaining Fixed Rate Excess Cashflow to pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class MF-1,
                                      Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class
                                      MF-8 and Class BF Certificates;
                                 5)   Any remaining Fixed Rate Excess Cashflow to pay Net Rate Carryover related to the Class AF Certificates (after, in the case of the Class AF-1 Certificates, application of amounts received on the Class AF-1 Corridor Contract) and the
                                      Fixed Rate Subordinate Certificates (as described below);
                                 6)   To restore any Adjustable Rate O/C as described under "Adjustable Rate
                                      Overcollateralization Target" and "Adjustable Rate Principal Paydown,"
                                      respectively (after application of the Adjustable Rate Excess Cashflow);
                                 7)   To pay any unpaid realized loss amounts, pro rata to the Class 2-AV-2 and
                                      Class 3-AV-3 Certificates based on the amount of any unpaid realized loss amounts allocated thereto, then sequentially, to the Class MV-1, Class MV-2,
                                      Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8, Class
                                      MV-9 and Class BV Certificates (after application of the Adjustable Rate
                                      Excess Cashflow);
                                 8)   To the Non-Offered Certificate(s) (Other than the Class BV Certificates), any remaining amount as described in the Pooling and Servicing Agreement.

                                 Fixed Rate Excess Cashflow available to cover related Net Rate Carryover will generally be distributed to the applicable Fixed Rate Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.

                                 As described in the prospectus supplement, with respect to the Fixed Rate Mortgage
                                 Loans, under certain circumstances principal or interest from an unrelated Loan
                                 Group may be used to pay the Certificates related to another Loan Group or Groups.

Floating Rate Certificates
Priority of Distributions:       Available funds from the Group 2, Group 3 and Group 4 Mortgage Loans will be distributed in the following order of priority:

                                 1)   Interest funds, sequentially, as follows: (a) concurrently, (i) from interest collections related to the Group 2 Mortgage Loans, to each class of Class 1-AV
                                      Certificates, current and unpaid interest, pro rata based on their entitlements (ii) from interest collections related to the Group 3 Mortgage
                                      Loans, to each class of Class 2-AV Certificates, current and unpaid interest, pro rata based on their entitlements and (iii) from interest collections related to the Group 4 Mortgage Loans, to each



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                                                      Computational Materials for
     ------------------------------                                             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------




                                      class of Class 3-AV Certificates, current and unpaid interest, pro rata based on their entitlements then (b) from any remaining Interest Funds related to all of the Adjustable Rate Mortgage Loans, current interest, sequentially, to the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6,
                                      Class MV-7, Class MV-8, Class MV-9 and Class BV Certificates;
                                 2)   Principal funds, sequentially, as follows: (A) concurrently, (i) from principal collections related to the Group 2 Mortgage Loans, to the Class 1-AV
                                      Certificates as described below under "Adjustable Rate Principal Paydown",
                                      (ii) from principal collections related to the Group 3 Mortgage Loans, to the
                                      Class 2-AV Certificates as described below under "Adjustable Rate Principal
                                      Paydown" and "Class 2-AV Principal Distributions", (iii) from principal collections related to the Group 4 Mortgage Loans, to the Class 3-AV
                                      Certificates as described below under "Adjustable Rate Principal Paydown" and
                                      "Class 3-AV Principal Distributions", and (B) from remaining principal collections related to all of the Adjustable Rate Mortgage Loans, sequentially, to the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class
                                      MV-5, Class MV-6, Class MV-7, Class MV-8, Class MV-9 and Class BV
                                      Certificates, each as described under "Adjustable Rate Principal Paydown"
                                      below;
                                 3)   Any Adjustable Rate Excess Cashflow, to the Class AV and Floating Rate
                                      Subordinate Certificates to build or restore Adjustable Rate O/C as described under "Adjustable Rate Overcollateralization Target" and "Adjustable Rate
                                      Principal Paydown," respectively;
                                 4)   Any remaining Adjustable Rate Excess Cashflow sequentially (i) to pay any unpaid realized loss amounts, to the Class 2-AV-2 and Class 3-AV-3
                                      Certificates, pro rata, based on the amount of any unpaid realized loss amount allocated thereto, then (ii) to pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class MV-1, Class MV-2,
                                      Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8, Class
                                      MV-9 and Class BV Certificates;
                                 5)   Any remaining Adjustable Rate Excess Cashflow to pay Net Rate Carryover on the
                                      Class AV and Floating Rate Subordinate Certificates remaining unpaid after application of amounts received under the related Corridor Contract (as described above);
                                 6)   To restore any Fixed Rate O/C as described under "Fixed Rate
                                      Overcollateralization Target" and "Fixed Rate Principal Paydown," respectively
                                      (after application of the Fixed Rate Excess Cashflow);
                                 7)   To pay any unpaid realized loss amounts, sequentially, to the Class MF-1,
                                      Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class
                                      MF-8 and Class BF Certificates (after application of the Fixed Rate Excess
                                      Cashflow);
                                 8)   To the Non-Offered Certificate(s) (other than the Class BV Certificates), any remaining amount as described in the Pooling and Servicing Agreement.

                                 Adjustable Rate Excess Cashflow available to cover related Net Rate Carryover
                                 (after application of amounts received under the applicable Corridor Contracts)
                                 will generally be distributed to the applicable Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.

                                 As described in the prospectus supplement, with respect to the Adjustable Rate
                                 Mortgage Loans, under certain circumstances principal or interest from an unrelated
                                 Loan Group or Group may be used to pay the Certificates related to another Loan
                                 Group.

Fixed Rate
Principal Paydown:               Prior to the Fixed Rate Stepdown Date or if a Fixed Rate Trigger Event is in effect on any Distribution Date, 100% of the available principal funds from the Fixed Rate
                                 Mortgage Loans will be paid to the Class AF Certificates (as described below under
                                 "Class AF Principal Distribution"), provided, however, that if the Class AF
                                 Certificates have been retired, such amounts will be applied sequentially in the following order of priority: to the Class MF-1, Class MF-2, Class MF-3, Class MF-4,
                                 Class MF-5, Class MF-6, Class MF-7, Class MF-8 and the Class BF Certificates.

                                 On any Distribution Date on or after the Fixed Rate Stepdown Date, and if a Fixed
                                 Rate Trigger Event is not in effect on such Distribution Date, each of the Class AF and the Fixed Rate Subordinate



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                                                      Computational Materials for
     ------------------------------                                             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------




                                 Certificates will be entitled to receive payments of principal related to the Fixed
                                 Rate Mortgage Loans in the following order of priority: (i) first, to the Class AF
                                 Certificates, such that the sum of the unpaid principal balance of the Class AF
                                 Certificates in the aggregate will have 32.30% subordination, (ii) second, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the
                                 Class MF-1 Certificates such that the Class MF-1 Certificates will have 26.70%
                                 subordination, (iii) third, from remaining principal collections related to the
                                 Fixed Rate Mortgage Loans, to the Class MF-2 Certificates such that the Class MF-2
                                 Certificates will have 21.80% subordination, (iv) fourth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-3
                                 Certificates such that the Class MF-3 Certificates will have 18.80% subordination,
                                 (v) fifth, from remaining principal collections related to the Fixed Rate Mortgage
                                 Loans, to the Class MF-4 Certificates such that the Class MF-4 Certificates will have 15.80% subordination, (vi) sixth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-5 Certificates such that the
                                 Class MF-5 Certificates will have 13.30% subordination, (vii) seventh, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the
                                 Class MF-6 Certificates such that the Class MF-6 Certificates will have 10.90%
                                 subordination, (viii) eighth, from remaining principal collections related to the
                                 Fixed Rate Mortgage Loans, to the Class MF-7 Certificates such that the Class MF-7
                                 Certificates will have 8.90% subordination, (ix) ninth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-8
                                 Certificates such that the Class MF-8 Certificates will have 6.90% subordination and (x) tenth, from remaining principal collections related to the Fixed Rate
                                 Mortgage Loans, to the Class BF Certificates such that the Class BF Certificates will have 4.90% subordination; each subject to the related Fixed Rate O/C Floor.

Adjustable Rate
Principal Paydown:               Prior to the Adjustable Rate Stepdown Date or if an Adjustable Rate Trigger Event
                                 is in effect on any Distribution Date, (i) 100% of the available principal funds from Loan Group 2 will be paid sequentially, to the Class 1-AV-1, Class 1-AV-2 and
                                 Class 1-AV-3 Certificates, in that order, in each case until the certificate principle balance thereof is reduced to zero, (ii) 100% of the principal funds from
                                 Loan Group 3 will be paid to the Class 2-AV Certificates as described below under
                                 "Class 2-AV Principal Distributions" and (iii) 100% of the principal funds from
                                 Loan Group 4 will be paid to the Class 3-AV Certificates as described below under
                                 "Class 3-AV Principal Distributions"; provided, however, that (x) if either (a) the
                                 Class 1-AV Certificates or (b) all of the Class 2-AV Certificates or (c) all of the
                                 Class 3-AV Certificates have been retired, 100% of the principal collections from the Loan Group related to such retired classes of Senior Certificates will be paid to the remaining Class AV Certificates, and (y) if all of the Class AV Certificates
                                 have been retired, such amounts will be applied sequentially in the following order of priority: to the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5,
                                 Class MV-6, Class MV-7, Class MV-8, Class MV-9 and Class BV Certificates.

                                 On any Distribution Date on or after the Adjustable Rate Stepdown Date, and if an
                                 Adjustable Rate Trigger Event is not in effect on such Distribution Date, each of the Class 1-AV, Class 2-AV, Class 3-AV and Floating Rate Subordinate Certificates
                                 will be entitled to receive payments of principal in the following order of priority: (i) first, concurrently, (a) from principal collections relating to the
                                 Group 2 Mortgage Loans, to the Class 1-AV Certificates, (b) from principal collections related to the Group 3 Mortgage Loans, to the Class 2-AV Certificates
                                 and (c) from principal collections related to the Group 4 Mortgage Loans, to the
                                 Class 3-AV Certificates, in each case, such that the Class AV Certificates in the aggregate will have 47.20% subordination, (ii) second, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-1
                                 Certificates such that the Class MV-1 Certificates will have 37.10% subordination,
                                 (iii) third, from remaining principal collections relating to the Adjustable Rate
                                 Mortgage Loans, to the Class MV-2 Certificates such that the Class MV-2
                                 Certificates will have 29.70% subordination, (iv) fourth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-3
                                 Certificates such that the Class MV-3 Certificates will have 25.60% subordination,
                                 (v) fifth, from remaining principal collections relating to the Adjustable Rate
                                 Mortgage Loans, to the Class MV-4 Certificates such that the Class MV-4
                                 Certificates will have 21.60% subordination, (vi) sixth, from remaining principal collections



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                                                      Computational Materials for
     ------------------------------                                             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------




                                 relating to the Adjustable Rate Mortgage Loans, to the Class MV-5 Certificates such that the Class MV-5 Certificates will have 18.10% subordination, (vii) seventh, from remaining principal collections relating to the Adjustable Rate Mortgage
                                 Loans, to the Class MV-6 Certificates such that the Class MV-6 Certificates will have 14.80% subordination, (viii) eighth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-7 Certificates such that the Class MV-7 Certificates will have 11.70% subordination, (ix) ninth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-8 Certificates such that the Class MV-8 Certificates will have 9.10%
                                 subordination, (x) tenth, from remaining principal collections relating to the
                                 Adjustable Rate Mortgage Loans, to the Class MV-9 Certificates such that the Class
                                 MV-9 Certificates will have 7.10% subordination and (xi) eleventh, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class
                                 BV Certificates such that the Class BV Certificates will have 5.10% subordination;
                                 each subject to the Adjustable Rate O/C Floor.

Class 2-AV
Principal Distributions:         Principal will be distributed to the Class 2-AV-1 and Class 2-AV-2 Certificates pro
                                 rata, based on the certificate principal balances thereof, in each case until the certificate principal balance thereof is reduced to zero; provided, however, if a
                                 Group 3 Sequential Trigger Event is in effect, then principal will be distributed to the Class 2-AV-1 and Class 2-AV-2 Certificates, sequentially, in that order, in each case until the certificate principal balance thereof is reduced to zero. Class
                                 3-AV Principal Distributions: Principal will be distributed to the Class 3-AV-1,
                                 Class 3-AV-2 and Class 3-AV-3 Certificates pro rata, based on the certificate principal balances thereof, in each case until the certificate principal balance thereof is reduced to zero; provided, however, if a Group 4 Sequential Trigger
                                 Event is in effect, then principal will be distributed sequentially, (i) to the
                                 Class 3-AV-1 and Class 3-AV-2 Certificates, pro rata, based on the certificate principal balances thereof, until the certificate principal balances thereof are reduced to zero and (ii) to the Class 3-AV-3 Certificates, until the certificate principal balance thereof is reduced to zero.

Class AF
Principal Distributions:         Principal will be distributed to the AF Certificates in the following order of priority:

                                 1.   To the Class AF-6 Certificates; the Lockout Percentage of the principal collections related to Loan Group 1, as described below:

                                                 Month        Lockout Percentage
                                                 -----        ------------------
                                                 1 - 36               0%
                                                37 - 60              45%
                                                61 - 72              80%
                                                73 - 84              100%
                                              85 and after           300%

                                 2.   Sequentially, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class
                                      AF-5 and Class AF-6 Certificates, in that order, in each case until the certificate principal balance thereof is reduced to zero.



                 [Discount Margin Tables, Available Funds Schedule and Collateral Tables to Follow]



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                                                      Computational Materials for
     ------------------------------                                             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------



                     Discount Margin/Yield Tables (%) (1)


       Class AF-1 (To Call)
       ----------------------------------------------------------------------
            Margin                 0.15%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
        DM @ 100-00                15       15       15       15       15
       ======================================================================
        WAL (yr)                  1.68     1.24     1.00     0.85     0.75
        MDUR (yr)                 1.63     1.21     0.99     0.84     0.75
        First Prin Pay           Apr05    Apr05    Apr05    Apr05    Apr05
        Last Prin Pay            Sep08    Aug07    Feb07    Oct06    Jul06
       ----------------------------------------------------------------------


       Class AF-1 (To Maturity)
       ----------------------------------------------------------------------
            Margin                 0.15%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
        DM @ 100-00                15       15       15       15       15
       ======================================================================
        WAL (yr)                  1.68     1.24     1.00     0.85     0.75
        MDUR (yr)                 1.63     1.21     0.99     0.84     0.75
        First Prin Pay           Apr05    Apr05    Apr05    Apr05    Apr05
        Last Prin Pay            Sep08    Aug07    Feb07    Oct06    Jul06
       ----------------------------------------------------------------------

       Class AF-2 (To Call)
       ----------------------------------------------------------------------
            Coupon                4.242%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         Yield @ 100-00          4.196    4.162     4.13    4.099    4.068
       ======================================================================
        WAL (yr)                  3.72     2.58     2.00     1.65     1.40
        MDUR (yr)                 3.37     2.40     1.88     1.56     1.34
        First Prin Pay           Sep08    Aug07    Feb07    Oct06    Jul06
        Last Prin Pay            Mar09    Dec07    May07    Dec06    Sep06
       ----------------------------------------------------------------------


       Class AF-2 (To Maturity)
       ----------------------------------------------------------------------
            Coupon                4.242%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         Yield @ 100-00          4.196    4.162     4.13    4.099    4.068
       ======================================================================
        WAL (yr)                  3.72     2.58     2.00     1.65     1.40
        MDUR (yr)                 3.37     2.40     1.88     1.56     1.34
        First Prin Pay           Sep08    Aug07    Feb07    Oct06    Jul06
        Last Prin Pay            Mar09    Dec07    May07    Dec06    Sep06
       ----------------------------------------------------------------------
(1) See definition of Pricing Prepayment Speed above.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                                                      Computational Materials for
     ------------------------------                                             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------



       Class AF-3 (To Call)
       ----------------------------------------------------------------------
            Coupon                4.501%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         Yield @ 100-00          4.487     4.46    4.434    4.407    4.383
       ======================================================================
        WAL (yr)                  6.25     4.02     3.00     2.37     1.99
        MDUR (yr)                 5.28     3.59     2.74     2.20     1.86
        First Prin Pay           Mar09    Dec07    May07    Dec06    Sep06
        Last Prin Pay            Sep15    Apr11    Jul09    Jul08    Oct07
       ----------------------------------------------------------------------


       Class AF-3 (To Maturity)
       ----------------------------------------------------------------------
            Coupon                4.501%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         Yield @ 100-00          4.487     4.46    4.434    4.407    4.383
       ======================================================================
        WAL (yr)                  6.25     4.02     3.00     2.37     1.99
        MDUR (yr)                 5.28     3.59     2.74     2.20     1.86
        First Prin Pay           Mar09    Dec07    May07    Dec06    Sep06
        Last Prin Pay            Sep15    Apr11    Jul09    Jul08    Oct07
       ----------------------------------------------------------------------


       Class AF-4 (To Call)
       ----------------------------------------------------------------------
            Coupon                5.026%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         Yield @ 100-00          5.041    5.024    5.001     4.98    4.946
       ======================================================================
        WAL (yr)                 12.07     7.43     5.00     3.82     2.77
        MDUR (yr)                 8.84     6.05     4.32     3.39     2.53
        First Prin Pay           Sep15    Apr11    Jul09    Jul08    Oct07
        Last Prin Pay            Jul18    Jan14    Jan11    Jul09    Mar08
       ----------------------------------------------------------------------


       Class AF-4 (To Maturity)
       ----------------------------------------------------------------------
            Coupon                5.026%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         Yield @ 100-00          5.041    5.024    5.001     4.98    4.946
       ======================================================================
        WAL (yr)                 12.11     7.49     5.00     3.82     2.77
        MDUR (yr)                 8.86     6.08     4.32     3.39     2.53
        First Prin Pay           Sep15    Apr11    Jul09    Jul08    Oct07
        Last Prin Pay            Jan19    Sep14    Jan11    Jul09    Mar08
       ----------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                                                      Computational Materials for
     ------------------------------                                             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------



       Class AF-5 (To Call)
       ----------------------------------------------------------------------
            Coupon                5.375%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         Yield @ 100-00          5.397    5.383    5.367    5.346    5.324
       ======================================================================
        WAL (yr)                 13.32     8.82     6.28     4.63     3.60
        MDUR (yr)                 9.29     6.86     5.21     4.00     3.20
        First Prin Pay           Jul18    Jan14    Jan11    Jul09    Mar08
        Last Prin Pay            Jul18    Jan14    Jul11    Nov09    Nov08
       ----------------------------------------------------------------------


       Class AF-5 (To Maturity)
       ----------------------------------------------------------------------
            Coupon                5.375%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         Yield @ 100-00          5.507    5.546    5.556    5.547    5.507
       ======================================================================
        WAL (yr)                 19.43    14.55    10.73     7.81     5.53
        MDUR (yr)                11.64     9.66     7.74     6.02     4.54
        First Prin Pay           Jan19    Sep14    Jan11    Jul09    Mar08
        Last Prin Pay            Oct33    Aug30    Mar26    May22    Jul19
       ----------------------------------------------------------------------

       Class AF-6 (To Call)
       ----------------------------------------------------------------------
            Coupon                4.935%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         Yield @ 100-00          4.934    4.928    4.918    4.903    4.885
       ======================================================================
        WAL (yr)                  7.94     6.91     5.72     4.53     3.65
        MDUR (yr)                 6.32     5.67     4.86     3.96     3.27
        First Prin Pay           Apr08    Apr08    Apr08    Jun08    Sep08
        Last Prin Pay            Jul18    Jan14    Jul11    Nov09    Nov08
       ----------------------------------------------------------------------


       Class AF-6 (To Maturity)
       ----------------------------------------------------------------------
            Coupon                4.935%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         Yield @ 100-00          4.934     4.93    4.927    4.926    4.925
       ======================================================================
        WAL (yr)                  8.05     7.28     6.82     6.60     6.55
        MDUR (yr)                 6.37     5.89     5.59     5.45     5.42
        First Prin Pay           Apr08    Apr08    Apr08    Jun08    Sep08
        Last Prin Pay            Aug33    Jun30    Jan26    Mar22    Apr19
       ----------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                                                      Computational Materials for
     ------------------------------                                             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------



       Class MF-1 (To Call)
       ----------------------------------------------------------------------
            Coupon                5.409%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         Yield @ 100-00          5.425    5.409    5.392    5.372    5.357
       ======================================================================
        WAL (yr)                 10.79     7.37     5.43     4.19     3.58
        MDUR (yr)                 7.88     5.88     4.57     3.66     3.17
        First Prin Pay           Apr11    Jun09    Jun08    May08    Aug08
        Last Prin Pay            Jul18    Jan14    Jul11    Nov09    Nov08
       ----------------------------------------------------------------------


       Class MF-1 (To Maturity)
       ----------------------------------------------------------------------
            Coupon                5.409%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         Yield @ 100-00          5.429    5.418    5.406    5.395    5.385
       ======================================================================
        WAL (yr)                 12.88     9.38     7.22     5.84     5.05
        MDUR (yr)                 8.69     6.90     5.63     4.75     4.23
        First Prin Pay           Apr11    Jun09    Jun08    May08    Aug08
        Last Prin Pay            Jul31    Sep26    Mar22    Dec18    Aug16
       ----------------------------------------------------------------------


       Class MF-2 (To Call)
       ----------------------------------------------------------------------
            Coupon                5.458%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         Yield @ 100-00          5.474    5.459    5.441    5.421    5.405
       ======================================================================
        WAL (yr)                 10.79     7.37     5.43     4.18     3.54
        MDUR (yr)                 7.86     5.87     4.56     3.64     3.14
        First Prin Pay           Apr11    Jun09    Jun08    May08    Jul08
        Last Prin Pay            Jul18    Jan14    Jul11    Nov09    Nov08
       ----------------------------------------------------------------------


       Class MF-2 (To Maturity)
       ----------------------------------------------------------------------
            Coupon                5.458%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         Yield @ 100-00          5.478    5.468    5.456    5.444    5.434
       ======================================================================
        WAL (yr)                 12.85     9.35     7.19     5.81     4.99
        MDUR (yr)                 8.66     6.87     5.61     4.72     4.18
        First Prin Pay           Apr11    Jun09    Jun08    May08    Jul08
        Last Prin Pay            Dec30    Nov25    Jul21    May18    Feb16
       ----------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                                                      Computational Materials for
     ------------------------------                                             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------



       Class MF-3 (To Call)
       ----------------------------------------------------------------------
            Coupon                5.558%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         Yield @ 100-00          5.575     5.56    5.541    5.521    5.504
       ======================================================================
        WAL (yr)                 10.79     7.37     5.43     4.18     3.52
        MDUR (yr)                 7.82     5.85     4.55     3.63     3.11
        First Prin Pay           Apr11    Jun09    Jun08    May08    Jun08
        Last Prin Pay            Jul18    Jan14    Jul11    Nov09    Nov08
       ----------------------------------------------------------------------


       Class MF-3 (To Maturity)
       ----------------------------------------------------------------------
            Coupon                5.558%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         Yield @ 100-00           5.58    5.569    5.556    5.544    5.533
       ======================================================================
        WAL (yr)                 12.82     9.32     7.16     5.78     4.95
        MDUR (yr)                 8.59     6.82     5.57     4.69     4.14
        First Prin Pay           Apr11    Jun09    Jun08    May08    Jun08
        Last Prin Pay            Apr30    Jan25    Oct20    Oct17    Aug15
       ----------------------------------------------------------------------


       Class MF-4 (To Call)
       ----------------------------------------------------------------------
            Coupon                5.707%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         Yield @ 100-00          5.726     5.71    5.691     5.67    5.652
       ======================================================================
        WAL (yr)                 10.79     7.37     5.43     4.18     3.50
        MDUR (yr)                 7.76     5.82     4.53     3.62     3.09
        First Prin Pay           Apr11    Jun09    Jun08    Apr08    Jun08
        Last Prin Pay            Jul18    Jan14    Jul11    Nov09    Nov08
       ----------------------------------------------------------------------


       Class MF-4 (To Maturity)
       ----------------------------------------------------------------------
            Coupon                5.707%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         Yield @ 100-00          5.731    5.719    5.706    5.694    5.682
       ======================================================================
        WAL (yr)                 12.79     9.28     7.12     5.75     4.91
        MDUR (yr)                 8.50     6.76     5.52     4.65     4.09
        First Prin Pay           Apr11    Jun09    Jun08    Apr08    Jun08
        Last Prin Pay            Sep29    May24    Mar20    Apr17    Mar15
       ----------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                                                      Computational Materials for
     ------------------------------                                             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------



       Class MF-5 (To Call)
       ----------------------------------------------------------------------
            Coupon                5.756%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         Yield @ 100-00          5.776    5.759    5.741    5.719    5.701
       ======================================================================
        WAL (yr)                 10.79     7.37     5.43     4.17     3.49
        MDUR (yr)                 7.73     5.80     4.52     3.61     3.08
        First Prin Pay           Apr11    Jun09    Jun08    Apr08    May08
        Last Prin Pay            Jul18    Jan14    Jul11    Nov09    Nov08
       ----------------------------------------------------------------------


       Class MF-5 (To Maturity)
       ----------------------------------------------------------------------
            Coupon                5.756%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         Yield @ 100-00           5.78    5.768    5.756    5.743    5.731
       ======================================================================
        WAL (yr)                 12.74     9.23     7.08     5.71     4.87
        MDUR (yr)                 8.46     6.72     5.49     4.62     4.06
        First Prin Pay           Apr11    Jun09    Jun08    Apr08    May08
        Last Prin Pay            Jan29    Aug23    Jul19    Oct16    Oct14
       ----------------------------------------------------------------------


       Class MF-6 (To Call)
       ----------------------------------------------------------------------
            Coupon                5.806%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         Yield @ 100-00          5.827     5.81    5.791    5.769    5.751
       ======================================================================
        WAL (yr)                 10.79     7.37     5.43     4.17     3.47
        MDUR (yr)                 7.71     5.79     4.52     3.60     3.06
        First Prin Pay           Apr11    Jun09    Jun08    Apr08    May08
        Last Prin Pay            Jul18    Jan14    Jul11    Nov09    Nov08
       ----------------------------------------------------------------------


       Class MF-6 (To Maturity)
       ----------------------------------------------------------------------
            Coupon                5.806%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         Yield @ 100-00          5.831    5.819    5.806    5.793    5.781
       ======================================================================
        WAL (yr)                 12.68     9.16     7.03     5.67     4.82
        MDUR (yr)                 8.42     6.68     5.46     4.59     4.02
        First Prin Pay           Apr11    Jun09    Jun08    Apr08    May08
        Last Prin Pay            Apr28    Oct22    Nov18    Mar16    Apr14
       ----------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                                                      Computational Materials for
     ------------------------------                                             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------



       Class MF-7 (To Call)
       ----------------------------------------------------------------------
            Coupon                 6.20%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         Yield @ 100-00          6.226    6.208    6.188    6.165    6.145
       ======================================================================
        WAL (yr)                 10.79     7.37     5.43     4.17     3.47
        MDUR (yr)                 7.55     5.70     4.46     3.57     3.04
        First Prin Pay           Apr11    Jun09    Jun08    Apr08    May08
        Last Prin Pay            Jul18    Jan14    Jul11    Nov09    Nov08
       ----------------------------------------------------------------------


       Class MF-7 (To Maturity)
       ----------------------------------------------------------------------
            Coupon                 6.20%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         Yield @ 100-00           6.23    6.217    6.203    6.189    6.176
       ======================================================================
        WAL (yr)                 12.59     9.07     6.96     5.61     4.77
        MDUR (yr)                 8.19     6.52     5.34     4.50     3.95
        First Prin Pay           Apr11    Jun09    Jun08    Apr08    May08
        Last Prin Pay            Apr27    Nov21    Feb18    Aug15    Oct13
       ----------------------------------------------------------------------


       Class MF-8 (To Call)
       ----------------------------------------------------------------------
            Coupon                 6.20%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         Yield @ 99.537          6.287    6.289    6.292    6.295    6.297
       ======================================================================
        WAL (yr)                 10.79     7.37     5.43     4.17     3.46
        MDUR (yr)                 7.54     5.70     4.46     3.56     3.03
        First Prin Pay           Apr11    Jun09    Jun08    Apr08    Apr08
        Last Prin Pay            Jul18    Jan14    Jul11    Nov09    Nov08
       ----------------------------------------------------------------------


       Class MF-8 (To Maturity)
       ----------------------------------------------------------------------
            Coupon                 6.20%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         Yield @ 99.537          6.287    6.288     6.29    6.292    6.293
       ======================================================================
        WAL (yr)                 12.45     8.95     6.86     5.53     4.69
        MDUR (yr)                 8.14     6.46     5.28     4.45     3.89
        First Prin Pay           Apr11    Jun09    Jun08    Apr08    Apr08
        Last Prin Pay            Apr26    Nov20    May17    Dec14    Apr13
       ----------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                                                      Computational Materials for
     ------------------------------                                             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------



       Class BF (To Call)
       ----------------------------------------------------------------------
            Coupon                 6.20%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         Yield @ 97.12           6.612     6.72    6.842    6.982    7.109
       ======================================================================
        WAL (yr)                 10.79     7.37     5.43     4.17     3.45
        MDUR (yr)                 7.48     5.66     4.43     3.54     3.00
        First Prin Pay           Apr11    Jun09    Jun08    Apr08    Apr08
        Last Prin Pay            Jul18    Jan14    Jul11    Nov09    Nov08
       ----------------------------------------------------------------------


       Class BF (To Maturity)
       ----------------------------------------------------------------------
            Coupon                 6.20%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         Yield @ 97.12           6.591    6.673    6.762    6.854    6.937
       ======================================================================
        WAL (yr)                 12.19     8.73     6.69     5.39     4.56
        MDUR (yr)                 7.98     6.32     5.15     4.33     3.78
        First Prin Pay           Apr11    Jun09    Jun08    Apr08    Apr08
        Last Prin Pay            Nov24    Aug19    May16    Feb14    Aug12
       ----------------------------------------------------------------------


       Class 1-AV-1 (To Call)
       ----------------------------------------------------------------------
            Margin                 0.10%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         DM @ 100-00               10       10       10       10       10
       ======================================================================
        WAL (yr)                  1.74     1.26     1.00     0.83     0.72
        MDUR (yr)                 1.69     1.24     0.99     0.83     0.72
        First Prin Pay           Apr05    Apr05    Apr05    Apr05    Apr05
        Last Prin Pay            Jul08    Oct07    Mar07    Oct06    Jul06
       ----------------------------------------------------------------------


       Class 1-AV-1 (To
       Maturity)
       ----------------------------------------------------------------------
            Margin                 0.10%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         DM @ 100-00               10       10       10       10       10
       ======================================================================
        WAL (yr)                  1.74     1.26     1.00     0.83     0.72
        MDUR (yr)                 1.69     1.24     0.99     0.83     0.72
        First Prin Pay           Apr05    Apr05    Apr05    Apr05    Apr05
        Last Prin Pay            Jul08    Oct07    Mar07    Oct06    Jul06
       ----------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                                                      Computational Materials for
     ------------------------------                                             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------



       Class 1-AV-2 (To Call)
       ----------------------------------------------------------------------
            Margin                 0.20%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         DM @ 100-00               20       20       20       20       20
       ======================================================================
        WAL (yr)                  6.95     4.49     3.00     2.13     1.77
        MDUR (yr)                 6.18     4.16     2.86     2.06     1.72
        First Prin Pay           Jul08    Oct07    Mar07    Oct06    Jul06
        Last Prin Pay            Jul18    Jan14    Jul11    Jan08    Jul07
       ----------------------------------------------------------------------


       Class 1-AV-2 (To
       Maturity)
       ----------------------------------------------------------------------
            Margin                 0.20%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         DM @ 100-00               20       20       20       20       20
       ======================================================================
        WAL (yr)                  7.00     4.51     3.01     2.13     1.77
        MDUR (yr)                 6.22     4.18     2.86     2.06     1.72
        First Prin Pay           Jul08    Oct07    Mar07    Oct06    Jul06
        Last Prin Pay            Sep20    Mar15    Feb12    Jan08    Jul07
       ----------------------------------------------------------------------

       Class 1-AV-3 (To Call)
       ----------------------------------------------------------------------
            Margin                 0.33%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         DM @ 100-00               33       33       33       33       33
       ======================================================================
        WAL (yr)                 13.32     8.82     6.32     2.89     2.37
        MDUR (yr)                10.92     7.73     5.74     2.77     2.28
        First Prin Pay           Jul18    Jan14    Jul11    Jan08    Jul07
        Last Prin Pay            Jul18    Jan14    Jul11    Feb08    Sep07
       ----------------------------------------------------------------------


       Class 1-AV-3 (To
       Maturity)
       ----------------------------------------------------------------------
            Margin                 0.33%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         DM @ 100-00               41       42       42       33       33
       ======================================================================
        WAL (yr)                 19.31    12.90     9.08     2.89     2.37
        MDUR (yr)                14.47    10.58     7.88     2.77     2.28
        First Prin Pay           Sep20    Mar15    Feb12    Jan08    Jul07
        Last Prin Pay            Feb30    Nov22    Nov17    Feb08    Sep07
       ----------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                                                      Computational Materials for
     ------------------------------                                             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------



       Class 2-AV-1 (To Call)
       ----------------------------------------------------------------------
            Margin                 0.19%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         DM @ 100-00               19       19       19       19       19
       ======================================================================
        WAL (yr)                  3.91     2.66     1.95     1.40     1.19
        MDUR (yr)                 3.54     2.49     1.87     1.37     1.17
        First Prin Pay           Apr05    Apr05    Apr05    Apr05    Apr05
        Last Prin Pay            Jul18    Jan14    Jul11    Mar08    Sep07
       ----------------------------------------------------------------------


       Class 2-AV-1 (To
       Maturity)
       ----------------------------------------------------------------------
            Margin                 0.19%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         DM @ 100-00               20       20       20       19       19
       ======================================================================
        WAL (yr)                  4.12     2.80     2.05     1.40     1.19
        MDUR (yr)                 3.67     2.60     1.95     1.37     1.17
        First Prin Pay           Apr05    Apr05    Apr05    Apr05    Apr05
        Last Prin Pay            Jan30    Nov22    Nov17    Mar08    Sep07
       ----------------------------------------------------------------------

       Class 2-AV-2 (To Call)
       ----------------------------------------------------------------------
            Margin                 0.24%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         DM @ 100-00               24       24       24       24       24
       ======================================================================
        WAL (yr)                  3.91     2.66     1.95     1.40     1.19
        MDUR (yr)                 3.53     2.49     1.87     1.37     1.17
        First Prin Pay           Apr05    Apr05    Apr05    Apr05    Apr05
        Last Prin Pay            Jul18    Jan14    Jul11    Mar08    Sep07
       ----------------------------------------------------------------------


       Class 2-AV-2 (To
       Maturity)
       ----------------------------------------------------------------------
            Margin                 0.24%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         DM @ 100-00               25       25       25       24       24
       ======================================================================
        WAL (yr)                  4.12     2.80     2.05     1.40     1.19
        MDUR (yr)                 3.67     2.59     1.94     1.37     1.17
        First Prin Pay           Apr05    Apr05    Apr05    Apr05    Apr05
        Last Prin Pay            Jan30    Nov22    Nov17    Mar08    Sep07
       ----------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                                                      Computational Materials for
     ------------------------------                                             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------



       Class 3-AV-1 (To Call)
       ----------------------------------------------------------------------
            Margin                 0.07%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         DM @ 100-00               7        7        7        7        7
       ======================================================================
        WAL (yr)                  1.72     1.26     1.00     0.84     0.72
        MDUR (yr)                 1.67     1.23     0.99     0.83     0.72
        First Prin Pay           Apr05    Apr05    Apr05    Apr05    Apr05
        Last Prin Pay            Jul08    Sep07    Mar07    Oct06    Jul06
       ----------------------------------------------------------------------


       Class 3-AV-1 (To
       Maturity)
       ----------------------------------------------------------------------
            Margin                 0.07%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         DM @ 100-00               7        7        7        7        7
       ======================================================================
        WAL (yr)                  1.72     1.26     1.00     0.84     0.72
        MDUR (yr)                 1.67     1.23     0.99     0.83     0.72
        First Prin Pay           Apr05    Apr05    Apr05    Apr05    Apr05
        Last Prin Pay            Jul08    Sep07    Mar07    Oct06    Jul06
       ----------------------------------------------------------------------



       Class 3-AV-3 (To Call)
       ----------------------------------------------------------------------
            Margin                 0.25%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         DM @ 100-00               25       25       25       25       25
       ======================================================================
        WAL (yr)                  3.83     2.57     1.82     1.33     1.12
        MDUR (yr)                 3.46     2.41     1.75     1.29     1.10
        First Prin Pay           Apr05    Apr05    Apr05    Apr05    Apr05
        Last Prin Pay            Jul18    Jan14    Jul11    Feb08    Aug07
       ----------------------------------------------------------------------


       Class 3-AV-3 (To
       Maturity)
       ----------------------------------------------------------------------
            Margin                 0.25%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         DM @ 100-00               26       26       26       25       25
       ======================================================================
        WAL (yr)                  4.04     2.71     1.92     1.33     1.12
        MDUR (yr)                 3.59     2.51     1.82     1.29     1.10
        First Prin Pay           Apr05    Apr05    Apr05    Apr05    Apr05
        Last Prin Pay            Jan30    Oct22    Nov17    Feb08    Aug07
       ----------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                                                      Computational Materials for
     ------------------------------                                             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------



       Class MV-1 (To Call)
       ----------------------------------------------------------------------
            Margin                 0.46%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         DM @ 100-00               46       46       46       46       46
       ======================================================================
        WAL (yr)                  7.91     5.19     4.34     3.97     3.46
        MDUR (yr)                 6.85     4.72     4.04     3.72     3.28
        First Prin Pay           Oct08    May08    Oct08    Mar08    Sep07
        Last Prin Pay            Jul18    Jan14    Jul11    Nov09    Nov08
       ----------------------------------------------------------------------


       Class MV-1 (To Maturity)
       ----------------------------------------------------------------------
            Margin                 0.46%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         DM @ 100-00               47       47       47       51       50
       ======================================================================
        WAL (yr)                  8.52     5.58     4.60     5.13     4.15
        MDUR (yr)                 7.21     5.00     4.24     4.67     3.87
        First Prin Pay           Oct08    May08    Oct08    Mar08    Sep07
        Last Prin Pay            Jul27    Jun20    Jan16    Jul14    Feb12
       ----------------------------------------------------------------------



       Class MV-2 (To Call)
       ----------------------------------------------------------------------
            Margin                 0.48%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         DM @ 100-00               48       48       48       48       48
       ======================================================================
        WAL (yr)                  7.91     5.18     4.14     4.29     3.31
        MDUR (yr)                 6.84     4.71     3.86     4.01     3.14
        First Prin Pay           Oct08    May08    Jul08    Dec08    May08
        Last Prin Pay            Jul18    Jan14    Jul11    Nov09    Nov08
       ----------------------------------------------------------------------


       Class MV-2 (To Maturity)
       ----------------------------------------------------------------------
            Margin                 0.48%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         DM @ 100-00               49       49       49       49       49
       ======================================================================
        WAL (yr)                  8.50     5.55     4.38     4.49     3.40
        MDUR (yr)                 7.19     4.98     4.05     4.17     3.22
        First Prin Pay           Oct08    May08    Jul08    Dec08    May08
        Last Prin Pay            Jul26    Aug19    Jun15    Aug12    Sep10
       ----------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                                                      Computational Materials for
     ------------------------------                                             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------



       Class MV-3 (To Call)
       ----------------------------------------------------------------------
            Margin                 0.53%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         DM @ 100-00               53       53       53       53       53
       ======================================================================
        WAL (yr)                  7.91     5.17     4.07     3.80     3.18
        MDUR (yr)                 6.82     4.70     3.79     3.57     3.02
        First Prin Pay           Oct08    Apr08    Jul08    Oct08    Apr08
        Last Prin Pay            Jul18    Jan14    Jul11    Nov09    Nov08
       ----------------------------------------------------------------------


       Class MV-3 (To Maturity)
       ----------------------------------------------------------------------
            Margin                 0.53%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         DM @ 100-00               54       54       54       54       54
       ======================================================================
        WAL (yr)                  8.47     5.53     4.30     3.95     3.26
        MDUR (yr)                 7.16     4.95     3.97     3.70     3.09
        First Prin Pay           Oct08    Apr08    Jul08    Oct08    Apr08
        Last Prin Pay            Aug25    Dec18    Nov14    Mar12    Apr10
       ----------------------------------------------------------------------


       Class MV-4 (To Call)
       ----------------------------------------------------------------------
            Margin                 0.70%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         DM @ 100-00               70       70       70       70       70
       ======================================================================
        WAL (yr)                  7.91     5.16     4.03     3.65     3.11
        MDUR (yr)                 6.77     4.66     3.74     3.43     2.95
        First Prin Pay           Oct08    Apr08    Jun08    Aug08    Mar08
        Last Prin Pay            Jul18    Jan14    Jul11    Nov09    Nov08
       ----------------------------------------------------------------------


       Class MV-4 (To Maturity)
       ----------------------------------------------------------------------
            Margin                 0.70%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         DM @ 100-00               72       72       71       71       71
       ======================================================================
        WAL (yr)                  8.45     5.50     4.25     3.79     3.19
        MDUR (yr)                 7.08     4.90     3.91     3.54     3.01
        First Prin Pay           Oct08    Apr08    Jun08    Aug08    Mar08
        Last Prin Pay            Jan25    Jun18    Jul14    Dec11    Feb10
       ----------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                                                      Computational Materials for
     ------------------------------                                             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------



       Class MV-5 (To Call)
       ----------------------------------------------------------------------
            Margin                 0.72%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         DM @ 100-00               72       72       72       72       72
       ======================================================================
        WAL (yr)                  7.91     5.16     4.02     3.57     3.08
        MDUR (yr)                 6.76     4.66     3.73     3.35     2.92
        First Prin Pay           Oct08    Apr08    May08    Jul08    Feb08
        Last Prin Pay            Jul18    Jan14    Jul11    Nov09    Nov08
       ----------------------------------------------------------------------


       Class MV-5 (To Maturity)
       ----------------------------------------------------------------------
            Margin                 0.72%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         DM @ 100-00               73       74       73       73       73
       ======================================================================
        WAL (yr)                  8.41     5.47     4.21     3.69     3.14
        MDUR (yr)                 7.06     4.88     3.88     3.45     2.97
        First Prin Pay           Oct08    Apr08    May08    Jul08    Feb08
        Last Prin Pay            Apr24    Nov17    Feb14    Aug11    Nov09
       ----------------------------------------------------------------------


       Class MV-6 (To Call)
       ----------------------------------------------------------------------
            Margin                 0.78%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         DM @ 100-00               78       78       78       78       78
       ======================================================================
        WAL (yr)                  7.91     5.16     3.99     3.51     3.05
        MDUR (yr)                 6.74     4.65     3.70     3.29     2.89
        First Prin Pay           Oct08    Apr08    May08    Jun08    Feb08
        Last Prin Pay            Jul18    Jan14    Jul11    Nov09    Nov08
       ----------------------------------------------------------------------


       Class MV-6 (To Maturity)
       ----------------------------------------------------------------------
            Margin                 0.78%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         DM @ 100-00               79       80       79       79       78
       ======================================================================
        WAL (yr)                  8.36     5.44     4.16     3.61     3.09
        MDUR (yr)                 7.01     4.84     3.83     3.38     2.92
        First Prin Pay           Oct08    Apr08    May08    Jun08    Feb08
        Last Prin Pay            Jun23    Mar17    Aug13    Apr11    Aug09
       ----------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                                                      Computational Materials for
     ------------------------------                                             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------



       Class MV-7 (To Call)
       ----------------------------------------------------------------------
            Margin                 1.25%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         DM @ 100-00              125      125      125      125      125
       ======================================================================
        WAL (yr)                  7.91     5.16     3.99     3.47     3.00
        MDUR (yr)                 6.59     4.58     3.65     3.23     2.81
        First Prin Pay           Oct08    Apr08    May08    May08    Dec07
        Last Prin Pay            Jul18    Jan14    Jul11    Nov09    Nov08
       ----------------------------------------------------------------------


       Class MV-7 (To Maturity)
       ----------------------------------------------------------------------
            Margin                 1.25%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         DM @ 100-00              127      127      127      126      125
       ======================================================================
        WAL (yr)                  8.29     5.39     4.12     3.55     3.02
        MDUR (yr)                 6.81     4.73     3.76     3.29     2.83
        First Prin Pay           Oct08    Apr08    May08    May08    Dec07
        Last Prin Pay            Jul22    Jul16    Feb13    Nov10    Apr09
       ----------------------------------------------------------------------


       Class MV-8 (To Call)
       ----------------------------------------------------------------------
            Margin                 1.30%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         DM @ 100-00              130      130      130      130      130
       ======================================================================
        WAL (yr)                  7.91     5.16     3.97     3.44     2.94
        MDUR (yr)                 6.58     4.57     3.63     3.20     2.76
        First Prin Pay           Oct08    Apr08    Apr08    May08    Dec07
        Last Prin Pay            Jul18    Jan14    Jul11    Nov09    Nov08
       ----------------------------------------------------------------------


       Class MV-8 (To Maturity)
       ----------------------------------------------------------------------
            Margin                 1.30%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         DM @ 100-00              132      131      131      131      130
       ======================================================================
        WAL (yr)                  8.19     5.31     4.05     3.48     2.95
        MDUR (yr)                 6.74     4.67     3.69     3.23     2.77
        First Prin Pay           Oct08    Apr08    Apr08    May08    Dec07
        Last Prin Pay            Jun21    Oct15    Jul12    Jun10    Jan09
       ----------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                                                      Computational Materials for
     ------------------------------                                             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------



       Class MV-9 (To Call)
       ----------------------------------------------------------------------
            Margin                 2.00%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         DM @ 100-00              200      200      200      200      200
       ======================================================================
        WAL (yr)                  7.91     5.16     3.95     3.42     2.89
        MDUR (yr)                 6.36     4.47     3.55     3.13     2.68
        First Prin Pay           Oct08    Apr08    Apr08    Apr08    Nov07
        Last Prin Pay            Jul18    Jan14    Jul11    Nov09    Oct08
       ----------------------------------------------------------------------


       Class MV-9 (To Maturity)
       ----------------------------------------------------------------------
            Margin                 2.00%
       ----------------------------------------------------------------------
       Percent of Pricing         50%      75%      100%     125%     150%
       Prepayment Speed

       ======================================================================
         DM @ 100-00              201      201      200      200      200
       ======================================================================
        WAL (yr)                  8.06     5.22     3.97     3.42     2.89
        MDUR (yr)                 6.44     4.50     3.56     3.13     2.68
        First Prin Pay           Oct08    Apr08    Apr08    Apr08    Nov07
        Last Prin Pay            Mar20    Nov14    Dec11    Dec09    Oct08
       ----------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      31